Securities and Exchange Commission

                             Washington, D.C. 20549

                                    Form 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 10, 1998





                 ATLANTA MARRIOTT MARQUIS II LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)



         Delaware                       0-14374                    52-1427553
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                              Identification No.)



   10400 Fernwood Road, Bethesda, MD                  20817
(Address of principal executive office)            (Zip Code)


        Registrant's telephone number, including area code: 301-380-2070













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ITEM 5.   OTHER EVENTS

Atlanta Marriott Marquis II Limited Partnership (the "Partnership") is one of eight limited partnerships which is included in a proposed acquisition by merger into subsidiaries of Host Marriott, L.P., as described in the preliminary Prospectus/Consent Solicitation Statement as filed with the Securities and Exchange Commission on Form S-4 (SEC File No. 333-55807) on June 2, 1998, as amended. On September 10, 1998, the General Partner sent to the Limited Partners of the Partnership a letter to inform them that September 18, 1998 will be the record date for voting in the forthcoming consent solicitation. Those limited partners whose ownership is reflected on the records of the General Partner as of September 18, 1998 will be eligible to vote on the merger and proposed amendments to the partnership agreement of the Partnership.
Such letter is being filed as an exhibit to this Current Report on Form 8-K.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

              (c)     Exhibits

              99.1 Letter from the General Partner to the Limited Partners of the Partnership, dated September 10, 1998.





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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   ATLANTA MARRIOTT MARQUIS II
                                   LIMITED PARTNERSHIP

                                   By:     MARRIOTT MARQUIS CORPORATION
                                           General Partner



September 16, 1998                 By:     /s/ Earla L. Stowe
                                           ------------------
                                   Name:   Earla L. Stowe
                                   Title:  Vice President and Chief
                                           Accounting Officer


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                                  EXHIBIT INDEX

Exhibit No.:                          Description:
99.1                                  Letter from the General Partner to the
                                      Limited Partners of the Partnership,
                                      dated September 10, 1998